SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.                )

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Analogic Corporation

(Name of Registrant as Specified In Its Charter)

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Notice of Annual Meeting of Stockholders of Analogic Corporation to be held on April 4,2005
PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
AUDIT COMMITTEE REPORT
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
PROPOSALS OF STOCKHOLDERS
OTHER MATTERS

Analogic Corporation

Notice of Annual Meeting of Stockholders of
Analogic Corporation to be held on April 4,2005

     The Annual Meeting of Stockholders (the “Meeting”) of Analogic Corporation (the “Company”) will be held at the Company’s headquarters located at 8 Centennial Drive, Peabody, Massachusetts 01960, on Monday, April 4, 2005, at 11:00 o’clock in the morning for the following purposes:

          (1) To elect three (3) Class I Directors for a three (3) year term, to hold office until the 2008 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

          (2) To act upon any and all matters incidental to any of the foregoing and transact such other business as may legally come before the Meeting or any adjourned session or sessions thereof.

     The Board of Directors has fixed the close of business on February 8, 2005, as the record date for determining the stockholders having the right to notice of and to vote at the Meeting.

ALEX A. VAN ADZIN
Secretary
February 25, 2005

IF YOU ARE ENTITLED TO VOTE AT THE MEETING, KINDLY EXECUTE AND MAIL THE ENCLOSED PROXY

ALOCM-PS-05

Analogic Corporation

8 Centennial Drive
Peabody, Massachusetts 01960

PROXY STATEMENT

For the Annual Meeting of Stockholders
to be held on April 4,2005

     This Proxy Statement is furnished on behalf of the Board of Directors of Analogic Corporation (the “Company”) in connection with the solicitation of proxies for use at the annual meeting of stockholders of the Company to be held on April 4, 2005 (the “Meeting”), and is being mailed, together with the form of proxy solicited on or about February 25, 2005, to each stockholder of record of the Company as of the close of business on February 8, 2005.

     The enclosed proxy, if executed and returned, will be voted by the persons named in the proxy as directed in the proxy and, in the absence of such direction, for the election of the three nominees as directors and in accordance with their best judgment as to any other matters which are properly brought before the Meeting.

     Any stockholder giving a proxy in the enclosed form (the “Proxy”) retains the power to revoke it at any time prior to the exercise of the powers conferred thereby. Such revocation may be effected by any means which are sufficient to revoke a power of attorney, including the giving of written notice of revocation to the Company at the above address or to its transfer agent, or the execution and delivery to the Company or its transfer agent of a subsequent Proxy. Attendance of the stockholder at the Meeting in person, will not, however, be deemed to revoke the Proxy unless the stockholder affirmatively indicates his/her intention to vote the shares in person by so advising the presiding officer or the Secretary at the Meeting.

Quorum and Vote Required

     The holders of record of shares of the Company’s common stock (the “Common Stock”), $.05 par value, at the close of business on February 8, 2005, may vote at the Meeting. On February 8, 2005, there were issued and outstanding 13,699,246 shares of Common Stock. Each share of Common Stock is entitled to one vote on each of the matters listed in the Notice of Annual Meeting of Stockholders of Analogic Corporation to be held on April 4, 2005.

     The holders of a majority of the shares of Common Stock issued and outstanding at the close of business on February 8, 2005, shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock represented in person or by proxy (including shares that abstain or do not vote with respect to one of more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting.

     The affirmative vote of the holders of a plurality of the votes cast by the holders of Common Stock is required for the election of directors.

     Shares that abstain from voting as to a particular matter will be considered to be represented at the Meeting with respect to that matter. However, shares held in “street name” by a broker or nominee that indicates on a proxy that it does not have discretionary authority to vote as to a particular matter will not be considered as shares represented with respect to that matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting for the election of directors.

Stock Ownership

     The following table sets forth information as to all persons (including any “group,” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”)) known by the Company to have owned beneficially 5% or more of its Common Stock as of December 31, 2004, based upon information received from or on behalf of the persons named. Unless otherwise noted, the Company believes that the beneficial owners listed have sole voting and investment power with respect to the shares listed.

	Amount and Nature of		Percent of Class (4)
Name and Address	Beneficial Ownership		(as of December 31, 2004)
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	1,183,200	(1)	8.6%

The Bernard Gordon Charitable Remainder Unitrust Bernard M. Gordon, Co-Trustee 14 Electronics Avenue Danvers, Massachusetts 01923	1,065,297	(2)	7.8%

OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street 11th Floor New York, NY 10018	702,300	(3)	5.1%

(1)	On February 15, 2005, T. Rowe Price Associates, Inc. (“T. Rowe Price”) filed Amendment No. 10 to Schedule 13G with the U.S. Securities and Exchange Commission (the “SEC”) reporting beneficial ownership. T. Rowe Price reported sole voting power with respect to 251,500 shares and sole dispositive power with respect to 1,183,200 shares. The information reported above is in reliance on such filing.

(2)	Mr. Gordon serves as a Co-Trustee of The Bernard Gordon Charitable Remainder Unitrust (the “Trust”). The Trustees have full power to vote or dispose of the shares held by the Trust. Upon the death of Mr. Gordon, all of the assets of the Trust, in general, will be distributed to The Gordon Foundation, a section 501(c)(3) trust under the United States Internal Revenue Code formed by Mr. Gordon with its principal office located at 14 Electronics Avenue, Danvers, Massachusetts. The total shares reported above as of December 31, 2004, include 15,623 shares owned by The Gordon Foundation.

(3)	On February 14, 2005, OppenheimerFunds, Inc. (“OppenheimerFunds”) and Oppenheimer Global Opportunities Fund (“Oppenheimer Global”) filed a Schedule 13G with the SEC. OppenheimerFunds reported beneficial ownership and shared dispositive power with respect to 702,300 shares, and Oppenheimer Global reported beneficial ownership, sole voting power, and shared dispositive power with respect to 700,000 shares. The information reported above is in reliance on such filing. According to Exhibit A to the Schedule 13G, OppenheimerFunds manages Oppenheimer Global.

(4)	The percent of class has been calculated using 13,688,954 shares of common stock which were outstanding at the close of business on December 31, 2004.

PROPOSAL 1
ELECTION OF DIRECTORS

     The Company’s Restated Articles of Organization and By-Laws, as amended, provide for the division of the Board of Directors into three classes, each having a staggered three-year term of office. One class expires each year. The terms of three directors, M. Ross Brown, Michael T. Modic, and Edward F. Voboril, will expire at the Meeting. M. Ross Brown, Michael T. Modic, and Edward F. Voboril have been nominated for election as Class I directors, to hold office until the 2008 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

     The persons named in the enclosed Proxy will vote to elect as directors the three nominees named above, all of whom are presently directors of the Company, unless authority to vote for the election of any or all of the nominees is withheld by marking the Proxy to that effect. In the event that any nominees should be unable to serve, discretionary authority is reserved for the named Proxy holders to vote for a substitute, or to reduce the number of directors to be elected, or both. Management has no reason to believe that the said nominees will be unwilling or unable to serve if elected.

     The Board of Directors recommends a vote “FOR” Proposal 1.

     The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock, as of February 8, 2005, by each director and nominee for director of the Company, each executive officer, and all directors, nominees for directors, and executive officers of the Company as a group. The table also sets forth certain additional information with respect to each director and nominee for director of the Company, including the year in which the term of office of each director and nominee for director (if elected) expires.

Nominees for Class I director are indicated by two asterisks (**).

				Amount and Nature of Beneficial
				Ownership of the
		Principal Occupation	Director	Company’s Common Stock
Name	Age	or Employment	Since	as of February 8, 2005 (1)
If elected, term expires in 2008:
M. Ross Brown**(2)	70	Retired Vice Resident of	1984	1,667 shares (5)	*
		Analogic Corporation
Michael T. Modic** (2)(3)	54	Chairman of the Division of	2001	5,000 shares (6)	*
		Radiology at the Cleveland
		Clinic Foundation
Edward F. Voboril** (2)(3)(4)	61	Chairman and CEO of Wilson	1990	10,000 shares (7)	*
		Greatbatch Technologies, Inc.
Term expires in 2007:
Bernard M. Gordon	77	Former Chairman of the Board	1969	1,045,297 shares (8)	7.61%
John A. Tarello (2)(3)	73	Retired Senior Vice	1979	6,667 shares (9)	*
		President of Analogic
		Corporation
John W. Wood Jr.	60	President and Chief	2004	45,000 shares	*
		Executive Officer
Term expires in 2006:
James J. Judge	49	Senior Vice President, Chief	2005	0 shares	*
		Financial Officer and Treasurer
		of NSTAR
Bruce W. Steinhauer (2)(3)(4)	71	President and Chief Executive	1993	10,000 shares (10)	*
		Officer of The Regional Medical
		Center at Memphis
Gerald L. Wilson (3)(4)	65	Former Dean, School of	1980	3,000 shares	*
		Engineering, and Professor,
		Massachusetts Institute of
		Technology
Executive Officers (Other than Mr. Wood, listed above) John J. Millerick	56	Senior Vice President,	N/A	37,501 shares (11)	*
		Chief Financial Officer, and
		Treasurer
Alex A. Van Adzin	52	Vice President, General	N/A	7,000 shares	*
		Counsel, and Secretary
All directors and executive officers as a group (11 persons)				1,171,132 shares	8.5%

*	Represents less than 1% ownership.

(1)	The amounts shown are based upon information furnished by the individual directors and officers. Unless otherwise noted, the beneficial owners have sole voting and investment power with respect to the shares listed.

(2)	Member of Nominating and Corporate Governance Committee.

(3)	Member of Compensation Committee.

(4)	Member of Audit Committee.

(5)	Includes 1,667 shares issuable upon exercise of options exercisable within 60 days of February 8, 2005.

(6)	Includes 5,000 shares issuable upon exercise of options exercisable within 60 days of February 8, 2005.

(7)	Includes 10,000 shares issuable upon exercise of options exercisable within 60 days of February 8, 2005.

(8)	Mr. Gordon serves as a Co-Trustee of The Bernard Gordon Charitable Remainder Unitrust (the “Trust”). The Trustees have full power to vote or dispose of the shares held by the Trust. Upon the death of Mr. Gordon, all of the assets of the Trust, in general, will be distributed to The Gordon Foundation, a section 501(c)(3) trust under the United States Internal Revenue Code formed by Mr. Gordon with its principal office located at 14 Electronics Avenue, Danvers, Massachusetts. The total shares reported above include 15,623 shares owned by The Gordon Foundation.

(9)	Includes 6,667 shares issuable upon exercise of options exercisable within 60 days of February 8, 2005.

(10)	Includes 10,000 shares issuable upon exercise of options exercisable within 60 days of February 8, 2005.

(11)	Includes 17,501 shares issuable upon exercise of options exercisable within 60 days of February 8, 2005.

     Bernard M. Gordon was the Chairman of the Board of Directors of the Company from 1969 to April 2004 and was President from 1980 to 1995 and from February 2002 to April 2003. Mr. Gordon was Executive Chairman from February 2002 to April 2004 and Chief Executive Officer from February 2002 to August 2003. Mr. Gordon is Chairman of the Board of Directors of the Lahey Clinic. Mr. Gordon is currently the President of Neurologica Corporation. Neurologica develops and manufactures imaging equipment for neurological scanning applications.

     John W. Wood Jr. joined the Company as President in April 2003, was appointed Chief Executive Officer in August 2003 and elected a director of the Company in January 2004. He served as President of Peek Ltd., a developer and supplier of electronics for traffic and transport and a division of Thermo Electron Corporation, from 1998 to 2001, and as a Senior Vice President of Thermo Electron Corporation, a developer and manufacturer of high-tech instruments in the life sciences and other industries, from 1995 to 1998. Prior to that he served for a number of years as President and Chief Executive Officer of Thermedics, a manufacturer of detection instruments for security and quality assurance applications and biomedical materials and products and a subsidiary of Thermo Electron Corporation.

     John A. Tarello retired from the Company in November 1999. Mr. Tarello has been the Chairman of the Board of Directors of the Company since April 2004. Mr. Tarello was the Company’s Controller from May 1970 through July 1982, a Vice President of the Company from 1971 to 1980, a Senior Vice President from 1980 through 1999, and Treasurer from 1985 through 1999.

     M. Ross Brown retired from the Company in November 1999. Mr. Brown joined the Company in August 1984 and was responsible for managing its manufacturing operations. He was elected a Vice President in October 1984.

     Edward F. Voboril has been President and CEO of Wilson Greatbatch Technologies of Clarence, New York since December 1990. He was elected Chairman of the Board of that company in 1997. Wilson Greatbatch Technologies is a developer and manufacturer of power sources, wet tantalum capacitors and precision engineered components and sub-assemblies used in implantable medical devices.

     Dr. Gerald L. Wilson is the former Dean of the School of Engineering at the Massachusetts Institute of Technology (MIT) and the Vannevar Bush Professor of Engineering at MIT. Dr. Wilson has served on MIT’s faculty since 1965 and currently serves as a Professor of Electrical and Mechanical Engineering. He is a trustee of NSTAR Corporation and a director of SATCON Corporation.

     Dr. Bruce W. Steinhauer became the President and Chief Executive Officer of the Regional Medical Center at Memphis in 1998. Prior to this position, he was the Chief Executive Officer of the Lahey-Hitchcock Clinic from 1992 to 1998. Prior to that, he was Senior Vice President for Medical Affairs and Chairman of the Board of Governors for the Medical Group Practice of the Henry Ford Hospital from 1988 to 1992.

     Dr. Michael T. Modic has been Chairman of the Division of Radiology at the Cleveland Clinic Foundation in Cleveland, Ohio since 1989 and has been on its Board of Governors since 2000. Dr. Modic also has been a Professor of Radiology at the Ohio State University College of Medicine and Public Health since 1993.

     Mr. James J. Judge was elected by the Board of Directors in February 2005 as a Class II director with a term that expires in 2006. He has been Senior Vice President, Chief Financial Officer, and Treasurer of NSTAR since 1999. Prior to that, he held a number of executive positions at EEC Energy/Boston Edison.

CORPORATE GOVERNANCE

     The Company’s Board of Directors has long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of stockholders. During the past year, the Company’s Board of Directors has continued to review its governance practices in light of the Sarbanes-Oxley Act of 2002, new SEC rules and regulations, and the new listing standards of the Nasdaq Stock Market. This section describes key corporate governance guidelines and practices that the Company has adopted. Complete copies of the corporate governance guidelines, committee charters, and code of business conduct and ethics described below are posted on the Corporate Governance section of the Company’s website, which is located at www.analogic.com. Alternatively, you can request a copy of any of these documents by writing to Analogic Corporation, 8 Centennial Drive, Peabody, Massachusetts 01960, Attention: Investor Relations.

Corporate Governance Guidelines

     The Board has adopted corporate governance guidelines (the “Corporate Governance Guidelines”) to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company and its stockholders. The Corporate Governance Guidelines provide a framework for the conduct of the Board’s business and specify, among other matters, that:

•	the principal responsibility of the directors is to oversee the management of the Company;

•	a majority of the members of the Board shall be independent directors;

•	the independent directors shall meet in executive session at least semi-annually;

•	directors have full and free access to officers and employees of the Company and, as necessary, independent advisors;

•	the Board and the Company’s management shall conduct a mandatory orientation program for new directors, and all directors are expected to be involved in continuing director education on an ongoing basis; and

•	the Board’s responsibilities include evaluating the overall effectiveness of the Board and its committees.

Board Determination of Independence

     Under Nasdaq Stock Market rules that become applicable to the Company on the date of the Meeting, a director of the Company will only qualify as an “independent director” if, in the opinion of the Company’s Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Company’s Board of Directors has determined that none of M. Ross Brown, John A. Tarello, Edward F. Voboril, Michael T. Modic, Gerald L. Wilson, Bruce W. Steinhauer, or James J. Judge has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the Nasdaq Stock Market’s Marketplace Rules.

Director Candidates

     The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Committee and the Board.

     In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in the Company’s Corporate Governance Guidelines. Among other matters, these criteria specify that director nominees should have a reputation for integrity, demonstrated business acumen, a commitment to understand the Company and its industry, and the interest and ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective director nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities.

     Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s common stock for at least a year as of the date such recommendation is made, to Nominating and Corporate Governance Committee, c/o Secretary, Analogic Corporation, 8 Centennial Drive, Peabody, Massachusetts 01960. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the Company’s proxy card for the next annual meeting of stockholders.

     Stockholders also have the right under the Company’s by-laws to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or the Board, by following the procedures set forth in the Company’s by-laws at Article n, Section 15. A stockholder entitled to vote in the election of directors may nominate one or more persons for election as directors only if written notice of such stockholder’s intent to make such nomination or nominations has been given to the Secretary of the Company not later than ninety days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Any stockholder notice of nomination shall contain the information set forth at Article n, Section 15, of the Company’s by-laws. Candidates nominated by stockholders in accordance with the procedures set forth in the Company’s by-laws will be included in the Company’s proxy card for the next annual meeting of stockholders.

Communicating with the Independent Directors

     The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board, with the assistance of the Company’s Vice President, General Counsel, and Secretary, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

     Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which the Company tends to receive repetitive or duplicative communications.

     Stockholders who wish to send communications on any topic to the Board of Directors should address such communications to Board of Directors, c/o Secretary, Analogic Corporation, 8 Centennial Drive, Peabody, Massachusetts 01960.

Board Meetings and Attendance

     The Board of Directors met eight times during fiscal year 2004, either in person or by teleconference. During fiscal year 2004, each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he or she then served.

Director Attendance at Annual Meeting of Stockholders

     The Company has no formal policy regarding the directors’ attendance at the annual meeting of stockholders; however, Company practice is to have a meeting of the Board of Directors immediately following the annual meeting of stockholders. Seven out of eight directors attended the 2004 annual meeting of stockholders.

Board Committees

     The Board of Directors has established three standing committees — Audit, Compensation, and Nominating and Corporate Governance — each of which operates under a charter that has been approved by the Board. Copies of each committee’s charter are posted on the Corporate Governance section of the Company’s website, which is located at www.analogic.com.

     The Board of Directors has determined that all of the members of each of the Board’s three standing committees are independent as defined under the new rules of the Nasdaq Stock Market that become applicable to the Company on the date of the Meeting, including, in the case of all of the members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In addition, all of the members of the Audit Committee are independent as defined by the rules of the Nasdaq Stock Market that apply to the Company until the date of the Meeting and otherwise satisfy the Nasdaq Stock Market’s eligibility requirements for Audit Committee membership.

Audit Committee

     The Audit Committee’s responsibilities include:

•	appointing, overseeing the independence of, and setting the compensation of the Company’s independent auditor;

•	overseeing the Company’s independent auditor, including through the receipt and consideration of certain reports made by the independent auditor;

•	reviewing and discussing with management and the independent auditor the Company’s audited financial statements;

•	coordinating the Board of Directors’ oversight of the Company’s internal accounting controls for financial reporting, the Company’s disclosure controls and procedures, and the Company’s code of conduct;

•	establishing procedures for the receipt, retention, and treatment of complaints and concerns regarding accounting or auditing matters;

•	meeting separately with the Company’s independent auditor and with management; and

•	preparing the audit committee report required by SEC rules (which is included on page 15 of this Proxy Statement).

     The  Board of  Directors  has determined that Mr. Voboril is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

     The members of the Audit Committee are Dr. Steinhauer, Mr. Voboril, and Dr. Wilson. The Audit Committee met six times during fiscal year 2004.

Compensation Committee

     The Compensation Committee’s responsibilities include:

•	annually reviewing and approving the compensation of the Company’s Chief Executive Officer;

•	reviewing and approving the compensation of the Company’s other executive officers;

•	reviewing and making recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans; and

•	reviewing and making recommendations to the Board of Directors with respect to director compensation.

     The members of the Compensation Committee are Dr. Modic, Dr. Steinhauer, Mr. Tarello, Mr. Voboril, and Dr. Wilson. The Compensation Committee met five times during fiscal year 2004.

Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become members of the Board of Directors;

•	recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board’s committees;

•	reporting to the Board of Directors with respect to management succession planning; and

•	developing and recommending to the Board of Directors a set of corporate governance guidelines.

     The members of the Nominating and Corporate Governance Committee are Mr. Brown, Dr. Modic, Dr. Steinhauer, Mr. Tarello, Mr. Voboril, and Dr. Wilson. The Nominating and Corporate Governance Committee met two times during fiscal year 2004.

Code of Business Conduct and Ethics

     The Company has adopted a written Code of Business Conduct and Ethics that applies to the Company’s directors, officers, and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company has posted a copy of its Code of Business Conduct and Ethics on the Corporate Governance section of the Company’s website, which is located at www.analogic.com. In addition, the Company intends to post on its website all disclosures that are required by law or the Nasdaq Stock Market’s listing standards concerning any amendments to, or waivers of, any provision of the Company’s Code of Business Conduct and Ethics.

EXECUTIVE OFFICERS

The current executive officers of the Company are:

Name	Age	Position
John W. Wood Jr.	60	President and Chief Executive Officer
John J. Millerick	56	Senior Vice President, Chief Financial Officer, and Treasurer
Alex A. Van Adzin	52	Vice President, General Counsel, and Secretary

     John W. Wood Jr. joined the Company as President in April 2003, was appointed Chief Executive Officer in August 2003 and elected a director of the Company in January 2004. He served as President of Peek Ltd., a developer and supplier of electronics for traffic and transport and a division of Thermo Electron Corporation, from 1998 to 2001, and as a Senior Vice President of Thermo Electron Corporation, a developer and manufacturer of high-tech instruments in the life sciences and other industries, from 1995 to 1998. Prior to that he served for a number of years as President and Chief Executive Officer of Thermedics, a manufacturer of detection instruments for security and quality assurance applications and biomedical materials and products and a subsidiary of Thermo Electron Corporation.

     John J. Millerick joined the Company as Senior Vice President, Chief Financial Officer and Treasurer in January 2000. Mr. Millerick was previously Senior Vice President and Chief Financial Officer of CalComp Technology Inc., a manufacturer of computer technology and peripherals, from 1996 to 1999. Prior to CalComp Technology Inc., Mr. Millerick was Vice President-Finance of the Personal Computer Unit of Digital Equipment Corporation, a computer manufacturer, from 1994 to 1995. Before joining Digital Equipment Corporation, Mr. Millerick served in several management positions at Wang Laboratories, leaving as Vice President-Corporate Controller and Acting Chief Financial Officer.

     Alex A. Van Adzin joined the Company as Vice President, General Counsel, and Secretary in October 2003. Mr. Van Adzin was previously Senior Vice President, General Counsel, and Secretary at ManagedComp, Inc., a managed care workers’ compensation company, from 2001 to 2002. Prior to that, he was Corporate Counsel at the Liberty Mutual Group, a diversified financial services company, from 1996 to 2001. Before joining Liberty Mutual Group, Mr. Van Adzin was Vice President and Corporate Counsel at Abex Inc., a diversified aerospace and automotive products company, from 1990 to 1995.

     Executive officers of the Company are elected annually by the Board of Directors and hold office until their successors are chosen and qualified, subject to earlier removal by the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Bernard M. Gordon owns a 100% interest in a limited partnership (Audubon Realty) that owned a facility located at 360 Audubon Road, Wakefield, Massachusetts, which was leased by the Company for a term that expired on January 31,2004. This facility was utilized by the Company for manufacturing and office space from May 1,1981, until the lease terminated. The annual rent for this facility was $398,000. The Wakefield facility was leased on a net lease basis, and accordingly the Company paid, in addition to the above rental payments, all taxes, maintenance, insurance, and other costs relating to the leased premises.

     The terms of the lease agreement, at the time it was executed, were at least as favorable as those that could have been obtained from unaffiliated third parties. Prior to the execution of such lease, two independent appraisals were obtained in order to establish the fair market rate for the subject premises. A rent, in each case discounted below the fair market rate established by the appraisals, was then agreed upon by the parties. The lease incorporated periodic rent escalation clauses based on the Consumer Price Index.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain compensation information for each person who served as Chief Executive Officer during fiscal year 2004 and each of the other executive officers of the Company in fiscal year 2004 (“Named Officers”) for services rendered in all capacities for the last three fiscal years.

					LONG-TERM
					COMPENSATION AWARDS
	ANNUAL COMPENSATION				Restricted		All Other
Name and Fiscal	Fiscal			Total Annual	Stock Awards	Stock Options	Compensation
Principal Position	Year	Salary	Bonuses	Compensation	(A)(B)	(C)	(D)
Bernard M. Gordon (1)	2004	$257,700	$30,000	$287,700	—	—	$304,600	(5)
Former Chairman	2003	350,000	—	350,000	—	—	—
of the Board and	2002	165,600	—	165,600	—	—	—
Executive Chairman

John W. Wood Jr. (2)	2004	$406,000	$150,000	$556,000	—	—	—
President and Chief	2003	124,900	—	124,900	$1,880,000	—	—
Executive Officer	2002	—	—	—	—	—	—

John J. Millerick	2004	$253,500	$25,000	$278,500	$279,200	—	$3,700
Senior Vice President,	2003	240,000	30,000	270,000	175,000	—	—
Chief Financial Officer,	2002	215,100	—	215,100	—	—	100
and Treasurer

Julian Soshnick (3)	2004	$147,700	$20,000	$167,700	—	—	$124,400	(6)
Former Vice President,	2003	240,000	30,000	270,000	—	—	—
General Counsel,	2002	172,600	—	172,600	$417300	—	1,400
and Clerk

Alex A. Van Adzin (4)	2004	$146,200	—	$146,200	$209,400	5,000	—
Vice President, General	2003	—	—	—	—	—	—
Counsel, and Secretary	2002	—	—	—	—	—	—

Notes to Compensation Table

(1)	Mr. Gordon resigned as Chairman of the Board and Executive Chairman in April 2004. Mr. Gordon remains a director of the Company.

(2)	Mr. Wood joined the Company in April 2003.

(3)	Mr. Soshnick retired in January 2001, returned to the Company as an officer in October 2001, resigned as General Counsel and Clerk of he Company on October 27,2003, and resigned as Vice President of the Company in February 2004. Mr. Soshnick was a director of the Company until his death in August 2004.

(4)	Mr. Van Adzin joined the Company in October 2003.

(5)	Includes payment of $300,000 for recognition of career achievements and previous uncompensated service to the Company.

(6)	Includes payment of $ 120,000 for recognition of career service to the Company.

(A)	Represents stock grants under the Company’s Stock Bonus Plan (“Bonus Plan”), pursuant to which Common Stock may be granted to key employees to encourage them to exert their best efforts on behalf of the Company. Each recipient of the Common Stock pursuant to the Bonus Plan is required to execute a non-competition agreement in a form satisfactory to the Company. The Bonus Plan is administered by a committee appointed by the Board of Directors consisting of the Chairman of the Board and three other Directors who are not eligible to participate in the Bonus Plan. Generally, the Common Stock granted pursuant to the Bonus Plan is not transferable for a period of three years from the date of the grant and is subject to a risk of forfeiture in the event that the recipient leaves the employ of the Company during this period for any reason. Generally during the subsequent four-year period, the transfer restrictions will lapse with respect to 25% of the Common Stock for each year the recipient remains in the employ of the Company. Failure to remain in the Company’s employ during all of the subsequent four-year period will result in a forfeiture of shares as to which restrictions on disposition still exist. The Common Stock granted pursuant to the Bonus Plan is held in escrow by the Company until such restrictions on disposition lapse. However, while in escrow, the recipient has the right to vote such shares of Common Stock and to receive any cash dividends thereon. The Board of Directors, acting upon the recommendation of the Stock Bonus Plan Committee, may at the time of grant designate a different schedule upon which the transfer restrictions lapse.

(B)	The following table reflects stock bonus awards for which transfer restrictions had not yet lapsed as of July 31,2004.

		Market Value at
Name	Shares	Date of Grant
John W. Wood Jr.	40,000	$1,880,000
John J. Millerick	20,000	816,297
Alex A. Van Adzin	5,000	209,400

(C)	Represents options granted pursuant to the Key Employee Incentive Stock Option Plan dated June 11, 998, as amended on October 12,2000 and November 16,2001.

(D)	Represents profit sharing distribution and 401(k) match, except as set forth in notes (5) and(6).

Stock Option Grants In Last Fiscal Year

     The following table sets forth information concerning individual grants of options to purchase Common Stock made during fiscal year 2004 to Named Officers. Amounts described in the following table under the heading “Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term” represent hypothetical gains that could be achieved for the options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date on which the options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend upon the future performance of the Common Stock and the date on which the options are exercised.

	Individual Grants					Potential Realizable Value at
	Number of		Percent of Total			Assumed Annual Rates of
	Securities		Options Granted	Exercise		Stock Price Appreciation for
	Underlying Options		to Employees in	Price	Expiration	Option Term
Name	Granted (#}		Fiscal Year (%)	($/share)	Date	5%($)	10%($)
Bernard M. Gordon	5 ,000		(1)	$48.79	6/8/2014	153,000	389,000
John W. Wood Jr.	—		—	—	—	—	—
John J. Millerick	—		—	—	—	—	—
Julian Soshnick	5,000		(2)	$48.79	(2)	(2)	(2)
Alex A. Van Adzin	5 ,000	(3)	5%	$42.83	10/27/2010	87,000	203,000

(1)	These options were granted to the Named Officer in his capacity as a non-employee director under the 1997 Plan (as defined on page 12 of this Proxy Statement).

(2)	These options were granted to the Named Officer in his capacity as a non-employee director under the 1997 Plan (as defined on page 12 of this Proxy Statement). Mr. Soshnick’s options have lapsed by reason of his death in August 2004.

(3)	These options were granted on 10/27/03 and will become exercisable in four equal (25%) installments with the first installment becoming exercisable two years from the date of the grant. Unexercised options expire seven years from the date of the grant.

Stock Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth certain information regarding stock options exercised during fiscal year 2004 and held by Named Officers as of July 31,2004.

	Number of Shares		Number of Unexercised		Value of Unexercised In-The-Money-
	Acquired on	Value	Options at Fiscal Year End		Options at Fiscal Year End (1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Bernard M. Gordon	—	—	—	—	—	—

John W. Wood Jr.	—	—	—	15,000	—	(2)

John J. Millerick	—	—	10,000	10,000	$27,700	$27,700

Julian Soshnick	—	—	—	—	—	—

Alex A. Van Adzin	—	—	—	5,000	—	(2)

(1)	The value of in-the-money options at year-end represents the aggregate difference between the option exercise price and the market value of the Common Stock at July 30,2004. “In-the-money” options are options whose exercise price was less than $41.54, the closing price of the common stock on July 30,2004, the last day the Common Stock traded in fiscal year 2004.

(2)	These options were not “in the money” as of July 31,2004.

Equity Compensation Plan Information

     The following table provides information about the shares of Common Stock authorized for issuance under the Company’s equity compensation plans as of July 31,2004.

			(c)
			Number of securities
	(a)	(b)	remaining available for
	Number of securities	Weighted-average	future issuance under
	to be issued upon	exercise price of	equity compensation plans
	exercise of outstanding	outstanding options,	(excluding securities reflected in
Plan Category	options, warrants, and rights	warrants, and rights	column (a))
Equity compensation plans approved by security holders	736,024	$41.14	951,596	(1)

Equity compensation plans not approved by security holders	0	NA	0

Total	736,024	$41.14	951 ,596	(1)

(1)	Includes 512,771 shares issuable under the Company’s Employee Stock Purchase Plan in connection with current and future offering periods under that plan.

Compensation of Directors

     The Chairman of the Board is entitled to receive a monthly fee of $5,000. Each of the other directors who is not an employee of the Company is entitled to an annual fee of $15,000. Each of the directors who is not an employee of the Company is entitled to a fee of $1,500 per meeting for each meeting of the board or any board committee attended in person, a fee of $1,000 per meeting for each meeting of the Board or any board committee attended by telephone, together with reimbursement of travel expenses under certain circumstances. In addition, each director who serves as a chairman of a committee and is not an employee of the Company is entitled to an annual fee of $3,000.

     In June 1996, the Board of Directors adopted and the stockholders approved at the January 1997 Annual Meeting of Stockholders, the 1997 Non-Qualified Stock Option Plan for non-employee directors, amended by the Board on December 8, 2003 and as amended was approved by the Stockholders at the January 2004 Annual Meeting (the “1997 Plan”). Pursuant to the 1997 Plan, options to purchase 150,000 shares of Common Stock may be granted only to directors of the Company or any subsidiary who are not employees of the Company or any subsidiary. The exercise price of options granted under the 1997 Plan is the fair market value of the Common Stock on the date of grant. The 1997 Plan provides each new non-employee director who is elected to the Board shall be granted an option to acquire 5,000 shares, effective as of the date he or she is first elected to the Board.

     Every four (4) years from the date on which a non-employee director was last granted a non-employee director option, that non-employee director shall be granted an option to acquire 5,000 shares, effective as of the date of that fourth anniversary.

     Options granted under the 1997 Plan become exercisable in three equal annual installments on each of the first three anniversaries of the date of grant, and expire 10 years after the date of grant. There were 35,000 options granted under this plan in fiscal year 2004 with a weighted average price of $44.74.

Section 16(a) Beneficial Ownership Reporting Compliance

     Upon review of the forms and representations furnished to the Company pursuant to Item 405 of Regulation S-K, the Company identifies Dr. Bruce Steinhauer, a director, as the only “reporting person” (as defined in said Item 405) who failed to file on a timely basis a report required by Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) during fiscal year 2004. Dr. Steinhauer was four business days late in filing a Form 4.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee of the Company’s Board of Directors during fiscal year 2004 were Dr. Wilson, Dr. Steinhauer, Dr. Modic, Mr. Tarello and Mr. Voboril. No executive officer of the Company has served as a director or member of the Compensation Committee of any other company whose executive officers serve as a member of the Company’s Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT

     The Company’s technology-driven philosophy and strategic growth objectives require an ability to attract and retain competent executives with substantial qualities in managerial breadth and technical depth. Such retention requires provision of remuneration programs which motivate and reward performance results which are directly related to enhancement of stockholder value.

     The purpose of the Compensation Committee is to develop, implement and control executive remuneration practices which:

•	Align management objectives with shareholder interests,

•	Balance short-term (annual) business plans with longer-term strategic goals,

•	Link executive remuneration to individual and Company performance, and

•	Provide for remunerative practices which are highly motivational to the individual and competitive in the marketplace.

     The Committee determines and approves all recommendations for base salary adjustment, cash incentive awards and/or stock incentive awards pertaining to the Chief Executive Officer and other Senior Executives.

Annual Compensation

     Executive salary ranges and annual incentive award targets are established annually. The Company’s intent is to compensate executives at a competitive level for its industry.

     Each position is assigned a salary range appropriate to the impact and scope of that position, considering both external survey data and internal equity. Annual salary increases and incentive awards are based on overall Company results and achievement of individual objectives during the fiscal year. Measures of Company performance include: sales growth, profit attainment, technical creativity and timely introduction of new products, manufacturing efficiency, product quality, employee morale and turnover.

     Individual performance factors are relevant to the area of responsibility for each executive, and include divisional performance where appropriate. The Committee declined to increase officer base salaries in fiscal year 2004.

Incentive Bonus

     During fiscal year 2004, the Company did not establish annual incentive performance plans for executive officers. The Company does provide cash bonuses to attract, retain and motivate executive officers, primarily as a first year incentive. Bonuses were paid to certain executive officers during the fiscal year 2004.

Longer-Term Incentives

     Stock incentives, which include stock options and/or stock grants, were provided through one or more of the following Plans, previously approved by vote of the stockholders:

•	Key Employee Stock Bonus Plan dated March 14,1983, as amended

•	Key Employee Incentive Stock Option Plan dated June 11,1993, as amended.

•	Key Employee Incentive Stock Option Plan dated June 11,1998, as amended.

•	Key Employee Stock Bonus Plan dated October 12,2000, as amended.

     The award of stock incentives to individual recipients considers the contribution of the individual to longer-term results, his/her impact upon divisional or corporate objectives, and level of position within the organization. The potential realization of gain from these awards is directly related to the continuing success of the Company as measured by increasing shareholder value.

Compensation of the Chairman and Chief Executive Officer

     Bernard M. Gordon resigned as Chairman of the Board and Executive Chairman in April 2004.

     Mr. Gordon’s base salary rate had not increased since January 1998, except that, in early November 2001 Mr. Gordon voluntarily elected to reduce his base salary to the annual rate of one dollar. This voluntary salary reduction remained in effect until late April 2002, at which time his previous salary rate was reinstated. During the fiscal year 2004, Mr. Gordon received a $30,000 bonus as well as other compensation totaling $304,600, including a $300,000 payment for recognition of career achievements and previous uncompensated service to the Company.

     John W. Wood Jr. was Chief Executive Officer for the entire fiscal year 2004. Mr. Wood’s base salary rate was $406,000. He also was awarded a bonus of $150,000 during the fiscal year 2004.

COMPENSATION COMMITTEE

Dr. Gerald L. Wilson,
Chairman Dr. Michael T. Modic
Dr. Bruce W. Steinhauer
Mr. John A. Tarello Mr. Edward
F. Voboril

AUDIT COMMITTEE REPORT

     The Audit Committee of the Company’s Board of Directors is composed of three members, each of whom qualifies as an “independent” Director under the current listing standards of the NASDAQ stock market. The Audit Committee operates under a written charter adopted by the Board of Directors.

     The Audit Committee reviewed the Company’s audited financial statements for the fiscal year ended July 31, 2004 and discussed these financial statements with the Company’s management. Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted accounting principles and for issuing a report on those financial statements. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company’s management, internal accounting, financial and auditing personnel and the independent auditors, the following:

•	the plan for, and the independent auditors’ report on, the audit of the Company’s financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to shareholders;

•	management’s selection, application and disclosure of critical accounting policies;

•	changes in the Company’s accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting, financial and auditing personnel.

     Management represented to the Audit Committee that the Company’s financial statements had been prepared in accordance with generally accepted accounting principles.

     The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with PricewaterhouseCoopers LLP, the Company’s independent auditors.

     The Company’s independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors the matters disclosed in this letter and their independence from the Company. The Audit Committee also considered whether the independent auditors’ provision of the other, non-audit related services to the Company is compatible with maintaining such auditors’ independence.

     The reader should review Note 1 of Notes to Consolidated Financial Statements regarding the Company’s restatement of its financial statements for fiscal 2002 and 2003 in the Company’s Annual Report on Form 10-K for the year ended July 31, 2004. Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended July 31,2004.

AUDIT COMMITTEE

Mr. Edward F. Voboril, Chairman
Dr. Bruce W. Steinhauer Dr.
Gerald L. Wilson

Information Regarding the Company’s Independent Auditors

General

     The Board of Directors has elected not to submit a proposal regarding stockholder ratification of the Audit Committee’s selection of an independent auditor of the Company to audit its financial statements for the fiscal year ending July 31, 2005, because the Audit Committee has yet to select an auditor. Representatives of PricewaterhouseCoopers LLP, which has served as the Company’s independent auditor for each fiscal year since 1991, are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from stockholders.

Independent Auditor’s Fees

     The following table summarizes the appropriate fees billed to the Company by PricewaterhouseCoopers LLP, the independent auditor:

	2004	2003
	In thousands	In thousands
Audit Fees (a)	$1,029	$845
Audit-Related Fees (b)	22	75
Tax Fees (c)	500	178
All Other Fees (d)	—	—

	$1,551	$1,098

(a)	Fees for audit services billed related to fiscal year 2004 consisted substantially of the following:

•	Audit of the Company’s July 31,2004 annual financial statements.

•	Reviews of the Company’s quarterly financial statements in fiscal year 2004.

•	Initial planning of internal control attestation procedures as required by the Sarbanes-Oxley Act of 2002, section 404 prior to the delay in effective date for the Company.

     Fees for audit services billed related to fiscal year 2003 consisted substantially of the following:

•	Audit of the Company’s July 31,2003 annual financial statements.

•	Reviews of the Company’s quarterly financial statements in fiscal year 2003.

•	Services for the restatement of the Company’s financial statements.

(b)	Fees for audit-related services billed related to fiscal years 2004 and 2003 consisted of the following:

•	Filing of SEC Form S-8.

•	Pension and benefit plans.

•	Consultation concerning accounting and financial reporting standards

(c)	Fees for tax services billed in fiscal years 2004 and 2003 consisted substantially of tax compliance and tax planning and advice in relation to:

•	U.S. and foreign tax compliance.

•	Tax planning and advice services relating to an international restructuring plan.

(d)	The Company did not pay any other fees in fiscal years 2003 and 2004 to PricewaterhouseCoopers LLP.

     The fees related to the services above were approved by the Audit Committee.

     The Audit Committee has adopted a policy in its charter to pre-approve all services (audit and non-audit) to be provided to the Company by the independent auditor, except that de minimis non-audit services may be approved in accordance with applicable SEC rules, including paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X. In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with Company management and the independent auditor to determine that they were permitted under the rules and regulations concerning auditor independence promulgated by of the SEC and the American Institute of Certified Public Accountants. None of the services above were approved by the Audit Committee pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

     The graph below compares the cumulative total stockholder return on the Company’s Common Stock with the cumulative total return on the Center for Research in Security Prices of the University of Chicago (“CRSP”) Total Return Index for the NASDAQ Stock Market (U.S. Companies) and the CRSP Total Return Index for all NASDAQ stocks within the Company’s primary SIC Code. The graph assumes $100 invested on July 31, 1999, in the Company’s Common Stock and $100 invested at that time in each of the NASDAQ indexes. The comparison assumes that all dividends are reinvested.

Comparison of Five-Year Cumulative Total Returns
Performance Graph for Analogic Corporation
Produced on 11/22/2004 including data to 7/30/2004

Legend

Symbol		CRSP Total Returns Index for:	07/1999	07/2000	07/2001	07/2002	07/2003	07/2004
—————	■	ANALOGIC CORPORATION	100.0	135.5	118.9	121.5	145.6	125.9
— - — - —	*	NASDAQ Stock Market (US Companies)	100.0	142.7	76.5	50.6	66.1	72.0
--------	Ù	NASDAQ Stocks (SIC 3800-3899 US Companies)	100.0	152.9	117.3	83.2	108.3	122.9

     Measuring instruments; photo, med & optical goods; timepieces

     Notes:
A.	The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B.	The indexes are reweighted daily, using the market capitalization on the previous trading day.

C.	If the monthly interval, based on the fiscal year end, is not a trading day, the preceding trading day is used.

D.	The index level for all series was set to $100.00 on 07/31/1999.

Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved. Copyright 2004-2005.

PROPOSALS OF STOCKHOLDERS

     A stockholder of the Company who intends to present a proposal for action at the 2006 annual meeting of stockholders of the Company may seek to have his or her proposal included in the Company’s proxy materials for that meeting by notifying the Company of such intention and furnishing the text of the proposal to the Company. Such notice must also include the stockholder’s address and statement of the number of shares of Common Stock of the Company held of record or beneficially by such stockholder and of the date or dates upon which such shares were acquired, and must be accompanied by documentary support for a claim of beneficial ownership. The proposal must satisfy the conditions established by the SEC for proposals to be considered for possible inclusion in the proxy materials relating to the 2006 annual meeting of stockholders. To have a proposal considered for inclusion in the proxy materials for the 2006 annual meeting of stockholders, a stockholder must give the aforesaid notice and submit his or her proposal no later than a reasonable period before the Company begins to print and mail its proxy materials for that meeting. The notice and text should be sent to Analogic Corporation, 8 Centennial Drive, Peabody, Massachusetts 01960, Attention: Alex A. Van Adzin, Vice President, General Counsel, and Secretary.

     If a stockholder wishes to make a proposal at the 2006 annual meeting of stockholders and does not notify the Company of that matter within a reasonable period before the Company mails its proxy materials for that meeting, the proxies that management solicits for the 2006 annual meeting of stockholders will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before that meeting.

OTHER MATTERS

     The Company knows of no business which will be presented for consideration at the Meeting other than that set forth in this Proxy Statement. However, if any such other business shall come before the Meeting, the persons named in the Proxies or their substitutes shall vote the Proxies in respect of any such business in accordance with their best judgment.

     The cost of preparing, assembling, and mailing the proxy materials will be borne by the Company. The Company may solicit Proxies other than by the use of the mails, in that certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone, correspondence, or in person, to obtain Proxies. The Company will also request persons, firms, and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain Proxies from, such beneficial owners, and will reimburse such holders for their out-of-pocket expenses in so doing.

     Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or the Company’s annual report may have been sent to multiple stockholders in a household. The Company will promptly deliver a separate copy of either document to any stockholder who writes to or calls the Company at the following address or telephone number: Analogic Corporation, 8 Centennial Drive, Peabody, Massachusetts 01960, Attention: Alex A. Van Adzin, Vice President, General Counsel, and Secretary; telephone number 978-977-3000. If a stockholder wishes to receive separate copies of the Company’s annual report and Proxy Statement in the future, or if a stockholder is receiving multiple copies and would like to receive only one copy per household, the stockholder should contact his, her, or its bank, broker, or other nominee record holder. Alternatively, the stockholder may contact the Company at the above-referenced address or telephone number.

     THE COMPANY WILL FURNISH TO ANY STOCKHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. A request for the Company’s annual report on Form 10-K should be sent to Analogic Corporation, 8 Centennial Drive, Peabody, Massachusetts 01960, Attention: Alex A. Van Adzin, Vice President, General Counsel, and Secretary.

For the Board of Directors

Alex A. Van Adzin

Secretary

February 25,2005

IF YOU DO NOT EXPECT TO BE PRESENT AT THIS MEETING AND WISH YOUR STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN, DATE, AND MAIL PROMPTLY THE ENCLOSED PROXY, WHICH IS BEING SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR CANADA, IS ENCLOSED FOR THAT PURPOSE.

Analogic Corporation
8 Centennial Drive
Peabody, Massachusetts 01960
978-977-3000

DETACH HERE

ANALOGIC CORPORATION

Proxy for Annual Meeting of Stockholders to be held on April 4, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P

R

O

X

Y

     The undersigned, having received the notice of the meeting and proxy statement therefor, and revoking all prior proxies, hereby appoint(s) John W. Wood Jr., John J. Millerick, and Alex A. Van Adzin, or any one of them, attorney or attorneys of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of Analogic Corporation (the “Company”) to be held at the Company’s headquarters located at 8 Centennial Drive, Peabody, Massachusetts 01960 on April 4, 2005, at 11:00 a.m. and at any adjourned sessions thereof, and there to vote and act with respect to all shares of the Company which the undersigned shall be entitled to vote or act upon, with all the powers that the undersigned would possess if personally present. This proxy will be voted as directed by the undersigned and if no direction is indicated, it will be voted FOR the election of the nominees as directors.

     SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors’ recommendations, please sign on the reverse side. You need not mark any boxes.

SEE REVERSE
SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE
SIDE

ANALOGIC CORPORATION

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

THIS IS YOUR PROXY.
YOUR VOTE IS IMPORTANT.

Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure that your shares are represented at the Meeting by promptly returning your proxy (attached below) in the enclosed envelope. Thank you for your attention to this important matter.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒

Please mark
votes as in
this example.

This Proxy, when executed, will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR Proposal 1.

The Board of Directors recommends a vote FOR Proposal 1.

1.	To elect the nominees as Directors.

Nominees:	(01) M. Ross Brown, (02) Michael T. Modic, and (03) Edward F. Voboril

FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

☐

For all nominees except as noted above

2.	To act upon any and all matters incidental to any of the foregoing and transact such other business as may legally come before the Meeting or any adjourned session or sessions thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

Signature:	Date:	Signature:	Date: